SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                 ___________________

                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934




          Date of Report (date of
          earliest event reported):               June 6, 1996


                         GENERAL PUBLIC UTILITIES CORPORATION
                  (Exact name of registrant as specified in charter)


             Pennsylvania           1-6047              13-5516589

          (State or other         (Commission          (IRS employer
           jurisdiction of        file number)         identification no.)
           incorporation)




          100 Interpace Parkway, Parsippany, New Jersey         07054
          (Address of principal executive offices)           (Zip Code)




          Registrant's telephone number, including area code: (201) 263-
          6500





          ITEM 5.   OTHER EVENTS



               (a)  Midlands Electricity, Acquisition



                    As previously reported, on May 7, 1996, the Corporation

          and Cinergy Corp. through Avon Energy Partners plc, in which they each own a 50% interest, made an offer to acquire the outstanding shares of Midlands Electricity plc ("Midlands"), a British regional electric company, for a price of 4.40 pounds per share or a total of approximately $2.6 billion.  The offer had received the recommendation of the board of directors of Midlands.

                    On June 5, 1996, the British Secretary of State for

          Trade and Industry announced that in accordance with the advice of the Director General of Fair Trading and the views of the

          Director General of Electricity Supply, he had decided not to refer the proposed acquisition to the Monopolies and Mergers

          Commission.  Accordingly, and inasmuch as Avon had then received acceptances from the holders of approximately 77% of Midland's shares, on June 6, 1996, Avon declared its offer wholly

          unconditional.  On or before June 27, 1996, Avon will fund the purchase of all shares which had been tendered by June 6, 1996;

          thereafter, Avon will from time to time purchase shares tendered after June 6, 1996.

                    A copy of the Corporation's related news release is

          attached as an exhibit.

               (b)  Three Mile Island Litigation

                    On June 7, 1996, Judge Rambo of the US District Court

          for the Middle District of Pennsylvania granted a motion for






          summary judgment filed by the Corporation and its subsidiaries and dismissed all 2,100 pending lawsuits claiming personal injury as a result of the March 1979 Three Mile Island Unit No. 2 accident.  In essence, Judge Rambo ruled in her 97-page opinion that plaintiffs had failed to demonstrate that they were exposed to "cancer inducing levels of radiation."  She found that, in reviewing the record in the case for any and all evidence, viewed in a light most favorable to the plaintiffs, there was no

          evidence which created a genuine issue of material fact

          warranting submission of plaintiffs' claims to a jury.

                    The Court had earlier excluded or restricted testimony

          from most of the plaintiffs' proposed expert witnesses, finding that it was not "scientifically based and reliable and based upon good grounds."

                    The first 10 allegedly "representative" cases had been

          scheduled for trial later in June, but were delayed indefinitely pending Judge Rambo's decision on dismissing the lawsuits.

                    It is expected that the plaintiffs will appeal Judge

          Rambo's ruling.

                    A copy of the Corporation's related news release is

          attached as an exhibit.



          ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

               (c)  Exhibits

                    1.   News release dated June 6, 1996.

                    2.   News release dated June 10, 1996.





                                      SIGNATURE



                    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE

          ACT  OF  1934,  THE  REGISTRANT HAS DULY CAUSED THIS REPORT TO BE

          S I G NED  ON  ITS  BEHALF  BY  THE  UNDERSIGNED  THEREUNTO  DULY

          AUTHORIZED.


                                        GENERAL PUBLIC UTILITIES CORPORATION




                                        By:______________________________
                                             Terrance G. Howson,
                                             Vice President and Treasurer


          Date:  June 10, 1996